Fiscal 2008 Annual Fiscal 2008 Annual Stockholders Meeting Stockholders Meeting July 31, 2008 July 31, 2008 “Strength in Numbers” “Strength in Numbers” Exhibit 99.1

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900 601 Poydras Street, Suite 1900
New Orleans, LA 70130 New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010  •
Fax:
504.566.4580
Web site address:
www.tdw.com  •
Email:
connect@tdw.com

3 OUR WORKPLACE OUR WORKPLACE

SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
Total Recordable Incident Rates
Total Recordable Incident Rates
2001 2002 2003 2004 2005 2006
Calendar Years
Calendar Years
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP
2007
0.00
0.25
0.50
0.75
1.00

WHY A CONTINUED
WHY A CONTINUED
POSITIVE OUTLOOK?
POSITIVE OUTLOOK?
Very favorable commodity price environment
Worldwide E&P spending up 20% in 2008 (Lehman Bros.)
More vessels needed
- High rig utilization
- New rigs (~187) & FPSO’s (~85) on the way
- Strong seismic and construction markets
Largest new fleet in the industry
Traditional vessels earning excellent returns
International !! – 90% of Tidewater’s Operations

Five decades of international experience
Growing industry’s largest internationally diverse fleet
Continue to grow international presence
Higher utilization and dayrates for new & traditional
vessels
For Fiscal 2008, Int’l was 87% of revenues & 93% of
profits
2008 Int’l E&P spending up faster than overall spending
= strong Int’l earnings for Tidewater
INTERNATIONAL
INTERNATIONAL
PRESENCE
PRESENCE
DRIVING EARNINGS
DRIVING EARNINGS

90% International       10% Domestic
90% International       10% Domestic
(vs. 57% International and 43% Domestic ten years ago) (vs. 57% International and 43% Domestic ten years ago)
Active Vessel Count By Region
Active Vessel Count By Region
(excludes stacked vessels) (excludes stacked vessels)
TIDEWATER TODAY
TIDEWATER TODAY
INTERNATIONAL PRESENCE
INTERNATIONAL PRESENCE
DRIVING EARNINGS
DRIVING EARNINGS
North North
America America
37 (10%)
37 (10%)
(10%)
Central/South Central/South
America America
100 (27%)
100 (27%)
(27%)
West West
Africa Africa
147 (40%)
147 (40%)
(40%)
Far East Far East
49 (13%)
49 (13%)
(13%)
Europe/M.E. Europe/M.E.
36 (10%)
36 (10%)
(10%)

INTERNATIONAL
INTERNATIONAL
VESSEL DAYRATES
VESSEL DAYRATES
Growth
Growth
Total Dayrate
Total Dayrate
Growth from FY‘04  +71%,
Growth from FY‘04  +71%,
New vessels +81%, Traditional vessels +44%
New vessels +81%, Traditional vessels +44%
0%
10%
20%
30%
40%
50%
60%
70%
80%
Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008

0%
20%
40%
60%
80%
100%
120%
140%
Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008

DOMESTIC VESSEL
DOMESTIC VESSEL
DAYRATES
DAYRATES
Total Growth Percentage
Total Growth Percentage
From FY’04 through FY’08 Total Growth 136%
From FY’04 through FY’08 Total Growth 136%

NEW VESSEL / TRADITIONAL
NEW VESSEL / TRADITIONAL
VESSEL PROFITABILITY
VESSEL PROFITABILITY
*Vessel pre-tax profits are defined as vessel revenue less vessel operating costs less vessel depreciation.
$0
$100
$200
$300
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008
New Vessels Pre-Tax Profits Traditional Vessels Pre-Tax Profits

11 FY 2008 DELIVERIES FY 2008 DELIVERIES 2 FSV 19 Total 5 PSV 5 Tugs and Other 7 AHTS Count

12 FUTURE DELIVERIES FUTURE DELIVERIES 2 FSV 49 Total 24 PSV 5 Crew and Tug 18 AHTS Count Vessels Under Construction Vessels Under Construction As of March 31, 2008 As of March 31, 2008

LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
$1,238m 68 PSV’s
$2,611m
(2)
189 TOTALS:
(1)
$272m  63 FSV, Crew & Tugs
$1,101m 58 AHTS
Estimated Cost Vessel Count
(1) Includes vessels added to the fleet financed by bareboat charter.
(2) $1,868m funded through 3/31/08.
*Excludes ENSCO fleet acquisition effected April 1, 2003.
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
March ’08
March ’08

0
100
200
300
400
500
Active Fleet Dispositions
* Net vessels added to the fleet since January 2000, including 49 vessels under construction at 3/31/08.
* Since 4/01/05, 28 vessels have been scrapped and 115 have been sold.
* Total fleet count excludes 53 stacked vessels.
Out With the Old –
Out With the Old –
In With the New
In With the New
LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
(as of 3/31/08)
(as of 3/31/08)
422
422
392
392
175 New Vessels
175 New Vessels
71 Scrapped
71 Scrapped
321 Sold
321 Sold
(Since 4/1/99)

SUPERIOR OPERATING
SUPERIOR OPERATING
CAPABILITIES DRIVE OUR
CAPABILITIES DRIVE OUR
COMPETITIVE ADVANTAGE
COMPETITIVE ADVANTAGE
Superior operating performance
–
Safety-oriented culture
–
Deep knowledge of customer needs
International scope and relationships
–
Worldwide market presence (over 60
countries)
–
Long-term relationships with operators
(Over 200 customers – NOC’s / IOC’s /
Independents)
Diverse fleet
–
Most new vessels in industry
–
Wide range of equipment types

FLEET RENEWAL: FLEET RENEWAL: NEW CONSTRUCTION COMMITMENTS NEW CONSTRUCTION COMMITMENTS 16

17 2 2 2 2 12 12 4 4 7 7 22 22 NEW CONSTRUCTION NEW CONSTRUCTION Vessels by Shipyard Location Vessels by Shipyard Location (As of March 31, 2008) (As of March 31, 2008) Total 49 Total 49

18 NEW CONSTRUCTION NEW CONSTRUCTION 6 AHTSV’s 6 AHTSV’s 18 PSV’s 18 PSV’s DEEPWATER VESSELS DEEPWATER VESSELS

19 NEW CONSTRUCTION NEW CONSTRUCTION 12 AHTSV’s 12 AHTSV’s 6 PSV’s 6 PSV’s REPLACEMENT FLEET REPLACEMENT FLEET 2 FSV’s 2 FSV’s

20 NEW CONSTRUCTION NEW CONSTRUCTION CREWBOATS and OFFSHORE TUGS CREWBOATS and OFFSHORE TUGS 2 Tugs 2 Tugs 2 FCS’s 2 FCS’s

NEW CONSTRUCTION
NEW CONSTRUCTION
DELIVERIES by QUARTER
DELIVERIES by QUARTER
24 6 8 5 4 2
TOTALS
2 1
Offshore Tugs
2
Crewboat – 53’ FCS
1 1
175’ FSV
3 1 2
Replacement PSV
1 1 5 4 1
Replacement AHTSV
13 2 3
Deepwater PSV
5 1
Deepwater AHTSV
Beyond
6/09 3/09 12/08 9/08 6/08
Vessel Class and Type
Quarter Period Ended
Quarter Period Ended

22 2 2 2 2 10 10 4 4 7 7 34 34 NEW CONSTRUCTION NEW CONSTRUCTION Vessels by Shipyard Location Vessels by Shipyard Location (As of July 31, 2008) (As of July 31, 2008) Total 59 Total 59

VESSEL NAMINGS in FY2008
VESSEL NAMINGS in FY2008
(In order of Date Acquired)
(In order of Date Acquired)

Chester Dalfrey - Captain Dalfrey Tide
Luis Fonseca – Purchasing Manager Fonseca Tide
Jay Allison – Director Allison Tide
Robert Brewster – Operations Manager Brewster Tide
Jo Lynn Lewis – Operations Assistant Jo Lynn Tide
Nicholas Sutton – Director Sutton Tide
David Smith – Regional Finance Director Smith Tide
Robert Barthel – Shipyard General Manager Barthel Tide
Cheryl Porter – Administrative Assistant Cheryl Tide
Jack Thompson – Director Thompson Tide
Patrice Delatte – Safety Director Delatte Tide
Michael Amadon – Controller Amadon Tide II
Pat Tillman – Soldier/Hero Pat Tillman
Billy J. Ramey – Former Officer Billy J. Ramey, II
Honoree
Honoree
Vessel Name
Vessel Name

FISCAL 2008 FISCAL 2008 FINANCIAL REPORT FINANCIAL REPORT 24

FISCAL FISCAL 2007 2007 No. 1 No. 1 25

26

FISCAL FISCAL 2008 2008 A New Record A New Record (or not?) (or not?) 27

FISCAL 2008
FISCAL 2008
FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS
$55.11
$55.11
Stock Price at Year End
Stock Price at Year End
$1,930,084
$1,930,084
Stockholders’
Stockholders’
Equity
Equity
$354,022
$354,022
Capital Expenditures
Capital Expenditures
$489,491
$489,491
Net Cash from Operations
Net Cash from Operations
$6.39
$6.39
Earnings Per Share
Earnings Per Share
$348,763
$348,763
Net Earnings
Net Earnings
$1,270,171
$1,270,171
Revenues
Revenues
(000’s omitted, except per share data)

FISCAL 2008 vs FISCAL 2007
FISCAL 2008 vs FISCAL 2007
$80.00 $58.58 $55.11 Stock Price at Year End
Yes $1,886,010 $1,930,084 Stockholders’ Equity
Yes $235,182 $354,022 Capital Expenditures
Yes $435,095 $489,491 Net Cash from
Operations
Yes $6.31 $6.39 Earnings Per Share
No $356,646 $348,763 Net Earnings
Yes $1,125,260 $1,270,171 Revenues
New
Record
2007 2008
(000's omitted, except per share data)

SIGNIFICANT
SIGNIFICANT
EARNINGS GROWTH
EARNINGS GROWTH
58% Four-Year Compounded
58% Four-Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
$1.03
$1.03
$1.78
$1.78
$3.33
$3.33
$5.94
$5.94
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels.
EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.
FY End Stock Price  $28.13 $38.86            $55.23             $58.58             $55.11
$6.39
$6.39
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008

GOALS & OBJECTIVES
GOALS & OBJECTIVES
Consistent Over Last Several Years
Consistent Over Last Several Years
Renew
Renew
Fleet
Fleet
Maintain Financial
Maintain Financial
Strength
Strength
Deliver
Deliver
Results
Results

GROWTH DURING FY2008
GROWTH DURING FY2008
49*
$950,000,000*
$228,000,000
Vessels under construction:
Number
Cost
Funded thru March 31
19 New vessels delivered

*Does not include an additional net 12 vessels contracted thru June 30, 2008, at a cost of $258 million.

RETURNING VALUE TO
RETURNING VALUE TO
SHAREHOLDERS
SHAREHOLDERS
SHARE REPURCHASE PROGRAM
Repurchase authority available from 7/1/07 through 6/30/08 of
$250 MM completed by mid May 2008
Since 8/05, have repurchased 9.5 MM shares for $516.2 MM,
($54.57 per share)
DIVIDENDS
Dividend declaration increased from $.15/share/quarter to
$.25/share/quarter effective with 6/08 quarterly dividend
Current 1.6% yield (highest among OSX companies)
One of eight OSX companies paying dividends

BALANCE SHEET
BALANCE SHEET
$             300 $             300 Total Debt
300 300 Senior Notes Debt
0 0 Revolver Debt
$          2,649 $          2,752 Total Liabilities & Equity
1,886 1,930 Stockholders’ Equity
616 624 Other Liabilities
147 198 Current Liabilities
$          2,649     $          2,752     Total Assets
435 442 Other Assets
1,482 1,679 PP&E
338 361 Other Current Assets
$               394 $             270 Cash
March
2007
March
2008 (millions of dollars)

FISCAL 2008 RECAP
FISCAL 2008 RECAP
NEW RECORDS AND HIGHS
NEW RECORDS AND HIGHS
Earnings on EPS basis
Revenue
Cash provided by operating activities
Stock price
New construction order book
Expectations for the future

PROVEN RESULTS
PROVEN RESULTS
Fiscal
20
30%
95
$1.78
2005
19
24%

$.73
2004
19
–
–
$1.37
2000
20
48%

$5.94
(3)
2007
126 101 Active New Vessels
(1)
$6.39 $3.33
(2)
E.P.S
55% 44%
New Vessel Profit
Contribution
20 20
Fleet Average Age
(years)
2008 2006
(1) Vessels built or acquired after 1-1-2000. Does not include an additional 49 vessels under construction as of March 31, 2008.
(2) Excludes $42.8 million after tax gain ($.74 per share) on sale of 6 KMAR AHTS vessels.
(3) Excludes $20.8 million after tax gain ($.37 per share) on sale of 14 offshore tugs.

Deliver Results Renew The Fleet – Expanded Emphasis Maintain Financial Strength 37

FISCAL FISCAL 2008 2008 A New Record A New Record (or not?) (or not?) 38

LOOSE – LOOSE – TOE’S TOE’S TDW LEGACY TDW LEGACY 4 of 131 4 of 131 12,000 12,000 13,200 13,200 39

Fiscal 2008 Annual Fiscal 2008 Annual Stockholders Meeting Stockholders Meeting July 31, 2008 July 31, 2008 “Strength in Numbers” “Strength in Numbers”

41 Steve Dick Steve Dick 35 Year Service Recognition 35 Year Service Recognition

Working Around Working Around the World the World 42

43 Accepting Accepting Tidewater Awards Tidewater Awards

44 Fun Time Fun Time

45 Put Me In Coach! Put Me In Coach!

J. Keith Lousteau J. Keith Lousteau Retiring after 31 Years Retiring after 31 Years

47 The The Working Working Man Man

48 The The Working Working Man Man

49 The Family Man The Family Man

50 The The Family Man Family Man

51 Good Friends Good Friends and Colleagues and Colleagues